Exhibit 10c

PROMISSORY NOTE

$4,100.00	Norman, Oklahoma
October 15, 2010

FOR VALUE RECEIVED, PRECIS HEALTH, INC., promises to pay to the order of PAUL A. KRUGER, at P.O. Box 721411, Norman, Oklahoma 73070, or at such other place as the holder hereof may designate in writing, the principal sum of FOUR THOUSAND ONE HUNDRED DOLLARS ($4,100.00), or so much thereof as shall be disbursed, together with interest thereon at six percent (6%) per annum, payable as follows:

Interest only on the amounts disbursed, accrued from the date of disbursement, monthly during term hereof.

The principal and all accrued interest thereon shall be due and payable on October 15, 2011.

While any default still exists hereunder, all sums herein promised to be paid shall bear interest at the rate of fifteen percent (15%) per annum, accrued from the date of default to the date on which such default is cured to the satisfaction of the holder hereof. All past due sums will be paid at the time of and as a condition precedent to the curing of any default, the holder of this Note may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing any said indebtedness as said holder may determine.

The holder of this Note may collect a late charge not to exceed an amount equal to five percent (5%) of the amount of any payment which is not paid within fifteen (15) days from the due date thereof, for the purposes of covering the extra expenses involved in handling delinquent payments. This late charge provision shall not be applicable in the event the holder hereof, at its option, elects to receive interest at the increased rate as previously provided in the event of default.

Upon breach of any of the representations or agreements contained in the Loan Application submitted by the Borrower to Lender in connection herewith, this Note or of the Security Agreement of even date, or any other instrument securing payment of this Note, at the option of the holder hereof the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter as the holder may elect, regardless of the date of maturity hereof, Notice of the exercise of such option is hereby expressly waived.

The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder hereof its reasonable attorney's fees, together with all court costs and expenses paid by such holder.
For the purposes of computing interest under this Note, payments of all or any portion of the principle sum owing under this Note will not be deemed to have been made until such payments are received by the holder of this Note in collected funds.

The maker, endorsers, sureties, guarantors, and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any party liable for payment of this obligation. Any such extension, renewal or release may be made without notice to any such party and without discharging said party's liability hereunder.

The failure of the holder hereof to exercise any of the remedies or options set forth in this Note, the Mortgage or in any instrument securing payment hereof, upon the occurrence of one or more of the events of default shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any event of default. The acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the forgoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

The records of the holder of this Note shall be prima facie evidence of the amount owing on this

Note.

This Note shall be construed according to the laws of the State of Oklahoma.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of October, 2010.

PRECIS HEALTH, INC.
An Oklahoma corporation

By: /s/ Paul A. Kruger
       Paul A. Kruger, Chief Executive Officer